Borrowings	12 Months Ended
Dec. 31, 2023
Borrowings
Borrowings

14. Borrowings

	December 31,	December 31,
	2023	2022

	(€ in thousands)
Innovation credit	2,899	3,907
Accrued interest on innovation credit	1,393	1,035
Convertible loans	—	1,369
Accrued interest on convertible loans	—	460
Total borrowings	4,292	6,771
Current portion	—	(2,500)
Total non-current borrowings	4,292	4,271

Innovation credit (“Innovatiekrediet”)

On December 10, 2018 ProQR was awarded an Innovation credit for the sepofarsen program. Amounts were drawn under this facility from 2018 through 2022. The credit of € 3,907,000 was used to conduct the Phase 2/3 clinical study and efforts to obtain regulatory and ethical market approval (New Drug Applications (“NDA”)/ Marketing Authorization Applications (“MAA”)) of sepofarsen for LCA10. In the fourth quarter of 2023, ProQR made a partial repayment of the principal, amounting to € 1,008,000. The remaining amount payable of € 2,899,000 is recognized under non-current borrowings at December 31, 2023.

In December 2023, ProQR received a conditional waiver of the € 4,292,000 remaining balance of the Innovation credit including accrued interest. Consequently, the repayment of the total loan of € 4,292,000, including interest, will be waived if conditions are met, which will be reviewed annually.

The amounts receivable relating to development & regulatory milestone payments under the Amended and Restated Asset Purchase Agreement with Laboratoires Théa S.A.S. (“Théa”) are subject to a right of pledge for the benefit of the Rijksdienst voor Ondernemend Nederland (“RVO”).

Convertible loans: Pontifax and Kreos

In July 2020, the Company entered into a convertible debt financing agreement with Pontifax Medison Debt Financing. Under the agreement, the Company had access to up to $ 30 million in convertible debt financing in three tranches of $ 10 million each that would mature over a 54-month period and had an interest-only period of 24 months. One tranche of $ 10 million (€ 8.4 million) was drawn down over the course of the agreement.

A second close of the convertible debt financing agreement was completed in August 2020 with Kreos Capital. Under the second agreement, the Company had access to up to € 15 million in convertible debt financing in three tranches of € 5 million each that would mature over a 54-month period and had an interest-only period of 24 months. One tranche of € 5 million was drawn down over the course of the agreement.

In connection with the loan agreement, the Company issued to Pontifax and Kreos warrants to purchase up to an aggregate of 302,676 shares of its common stock at a fixed exercise price.

On December 29, 2021, the Company amended its convertible debt financing agreement with the Lenders. Under the amended agreement the Company drew down an additional $ 30 million (€ 26.5 million) that would mature over a 54-month period and had an interest-only period of 33 months. The amendment replaced the two undrawn tranches under the original convertible debt financing agreements.

In connection with the amended loan agreement, the Company issued to the Lenders warrants to purchase up to an aggregate of 376,952 shares of its common stock at a fixed exercise price.

The convertible loans from Pontifax and Kreos bore an interest of 8.2% per annum.

In September 2022, ProQR extinguished its debt with Pontifax and Kreos by repaying all outstanding principal amounts. In addition, an early repayment penalty was incurred. The financial liability relating to Pontifax’ conversion options was derecognized from derivative financial instruments. The option premium on convertible loans relating to Kreos’ conversion options was derecognized from equity. The results related to the derecognition of these financial liabilities are disclosed in the table further below in this note.

Pontifax’ and Kreos’ warrants remain in place until their five-year economic life expires. These warrants are accounted for as embedded derivatives and were recognized separately from the host contract as derivative financial liabilities at fair value through profit or loss.

Convertible loans: Amylon

Convertible loans amounting to € 2.3 million were issued to Amylon Therapeutics B.V. in 2018 and 2019 and were interest-bearing at an average rate of 8% per annum. In 2022 and 2023, Amylon entered into waiver agreements with its lenders. Such lenders’ loan agreements with Amylon are severed and any claims to repayment of any outstanding debt and accumulated interest are renounced. The total amount of convertible loans and accumulated interest waived under these agreements in 2023 is € 1,866,000 (2022: € 1,144,000). The resulting gains are recognized as a gain on derecognition of financial liabilities.

In the third quarter of 2023, Amylon was legally dissolved. The effect of the resulting derecognition of Amylon’s remaining assets and liabilities is included in profit and loss as ‘result on derecognition of subsidiary’.

The results related to the derecognition of financial liabilities, as described above, are as follows:

	2023	2022

	(€ in thousands)
Gain on waiver of Amylon convertible loans	1,866	1,144
Loss on extinguishment of Pontifax and Kreos convertible loans	-	(2,534)
	1,866	(1,390)

Reconciliation of movements of liabilities to cash flows arising from financing activities

	Innovation	Convertible	Lease
	credit	loans	liability

	(€ in thousands)
Balance at January 1, 2022	4,552	39,538	16,282
Changes from financing cash flows
Repayment of convertible loans	—	(43,372)	—
Repayment of lease liability	—	—	(1,674)
The effect of changes in foreign exchange rates	—	1,771	—
Other changes
Interest expense	391	3,537	—
Interest paid	—	(2,612)	—
Transaction costs	—	94	—
Repayments allocated to option premium on convertible loans (equity)	—	1,482	—
Repayments recognized as result on derecognition of financial liabilities	—	2,534	—
Effect of waived loan agreements	—	(1,144)	—
Effect of lease amendments	—	—	592

Balance at January 1, 2023	4,943	1,828	15,200
Changes from financing cash flows
Repayments	(1,008)	—	(1,621)
The effect of changes in foreign exchange rates	—	—	—
Other changes
Interest expense	357	38	—
Interest paid	—	—	—
Effect of waived loan agreements	—	(1,866)	—
Effect of lease amendments	—	—	1,863

Balance at December 31, 2023	4,292	—	15,442